PARADYNE
                                           AGREEMENT NUMBER GSC103DS
                                           AMENDMENT NUMBER 7
                                           PAGE 1 OF 1
                                           DATE 12/02/96

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DRIVE
FREMONT, CALIFORNIA 94538


Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and Paradyne Corporation will be amended as follows:

     1.0 Exhibit A, IMACS PRICING LIST, dated 03/08/95, is hereby deleted in its entirety and replaced by a new IMACS PRICING List, Exhibit A, dated 11/14/96, attached hereto and made a part hereof.

     2.0 This IMACS PRICING LIST, with stated Paradyne Corporation Pricing, will be the basis for which all dollar volume discounts, as referenced and detailed in Amendment #4, will be applied against to calculate new Paradyne pricing as said discounts go into effect.

     3.0 The Price of all packages are the sum of the parts unless noted otherwise in the attached Pricing List.

     4.0 All other terms and conditions of the above stated Agreement remain unchanged.

This amendment for new pricing shall be effective as of January 1, 1996 for all orders current as of that date.



PARADYNE CORPORATION                    PREMISYS COMMUNICATIONS INC.

By:          /S/Andrew Shay                By:       /S/Robert W. Dilfer
    --------------------------------           --------------------------------

Title:         Pres. & COO                 Title:         V.P. Controller
       -----------------------------              -----------------------------

Date:          1/3/97                        Date:          1/17/97
      ------------------------------               ----------------------------


                        Paradyne Corporation - PROPRIETARY
                       Use Pursuant to Company Instructions
                          Amendment Number 7 - LGSC103DS
                                  1 - 12/02/96

                          Premisys Communications, Inc.
                                   IMACS Pricing
                                   For Paradyne


 Prod
 number       Description                                 ATT Price
-----------   -----------                                ----------

       8901    AC power supply                           [   **    ]x
       8902    -48V DC power supply                      [   **    ]x
     890220    -48V DC power supply - support OOS @ 39V  [   **    ]x
       8903    -48V DC converter (115 VAC input)         [   **    ]x
       8905    -48V DC Converter (115 - 240 VAC input)   [   **    ]x
       8904    -48V Ringing generator                    [   **    ]x
       8906    -48V RINGING GENERATOR                    [   **    ]x
       8907    24V DC power supply                       [   **    ]x
       8916    IMACS/600 universal enclosure             [   **    ]x
     891620    IMACS/600 UNIVERSAL ENCLOSURE             [   **    ]x
       8918    IMACS/800 universal enclosure             [   **    ]x
     891820    IMACS/800 universal enclosure w/ instal
               kit, dual feed pwr supply                 [   **    ]x
       8919    IMACS/900 UNIVERSAL ENCLOSURE **(2)       [   **    ]x
       8920    8 T1/E1 interface card with 2,400 baud
               modem - 32 Kb NVRAM                       [   **    ]x
    8923###    8 T1/E1 interface card with 2,400 baud
               modem - 128 Kb NVRAM (4)                  [   **    ]x
  892320###    8 T1/E1 interface card with 2,400 baud
               modem - 128 Kb NVRAM (4)                  [   **    ]x
       8921    8 T1/E1 interface card w/out modem -
               32 Kb NVRAM                               [   **    ]x
     892120    8 T1/E1 interface card without modem -
               32 Kb NVRAM                               [   **    ]x
     892220    8 T1/E1 interface card without modem -
               128Kb NVRAM with ext sync module for
               framed T1/E1 (2)                          [   **    ]x
    892221     8 T1/E1 interface card without modem -
               128Kb NVRAM with ext sync module for
               unframed T1/E1**(2)                       [   **    ]x
    8925       2 T1 interface card without modem         [   **    ]x
    8926       2 T1 interface card with modem (1)        [   **    ]x
    8927       2 E1 interface card without modem(1)      [   **    ]x
    1183       E1 Distribution Panel (8 E1s)             [   **    ]x
    1184       Distribution Panel                        [   **    ]

x indicates agreement on the price

NOTE: items in red italic are New products.

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

      8800     CPU control card with 2 T1/E1 bus-connect
               (non-redundant) - 256K                    [   **    ]x
    880020     CPU control card with 2 T1/E1 bus-connect
               (non-redundant) - 256K                    [   **    ]x
      8801     CPU control card with 8 T1/E1
               cross-connect (redundant-capable) - 256K  [   **    ]x
    880120     CPU control card with 8 T1/E1
               cross-connect (redundant-capable) - 256 K [   **    ]x
     8802#     CPU control card with 8 T1/E1
               cross-connect (redundant-capable) -
               512 K (4)                                 [   **    ]x
   880220#     CPU control card with 8 T1/E1
               cross-connect (redundant-capable)-
               512 K (4)                                 [   **    ]x
      8804     CPU control card with 4 T1/E1
               bus-connect (redundant-capable) - 256 K   [   **    ]x
    880420     CPU control card with 4 T1/E1 bus-connect
               (redundant-capable) - 256 K               [   **    ]x
     60342     Version 3.4.2 host firmware               [   **    ]x
     60343     Version 3.4.3 host firmware               [   **    ]x
     60344     Version 3.44 host firmware                [   **    ]x
     60400     Version 4.0.0 host firmware (5)           [   **    ]x
     60410     Version 4.1.0 host firmware (5)           [   **    ]x
     60420     Version 4.2.0 host firmware (5)           [   **    ]x
     60430     Version 4.3.0 host firmware (5)           [   **    ]x
     60440     Version 4.4.0 host firmware (5)           [   **    ]x
     60450     Version 4.5.0 host firmware (5)           [   **    ]x
     60101     TCP/IP/SNMP host code option              [   **    ]x
     60102     TR08 host code option                     [   **    ]x
      8000     Single T1/E1 WAN                          [   **    ]x
    800020     Single T1/E1 WAN                          [   **    ]x
      8010     Dual T1/E1 WAN                            [   **    ]x
    801020     Dual T1/E1 WAN                            [   **    ]x
    801120     Universal Dual T1/E1 WAN**                [   **    ]x
      8014     Dual T1/E1WAN with 1 x 3 relays           [   **    ]x
    801420     Dual T1/E1WAN with 1 x 3 relays           [   **    ]x
       811     DSX/CEPT plug-in module                   [   **    ]x
     81120     DSX/CEPT plug-in module                   [   **    ]x
       812     CSU plug-in module                        [   **    ]x
     81220     CSU plug-in module                        [   **    ]x
     82020     1168 kbps HDSL plug-in mod for Uni
               WAN 8011                                  [   **    ]x
      8108     8-port, 2-wire E&M                        [   **    ]x
      8115     4-port, 4-wire E&M - Extended

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

               Range (6)                                 [   **    ]x
      8119     8-port, 4-wire E&M - Extended Range       [   **    ]x
      8124     4-port, 2-wire FXS - 900 Ohm (1)          [   **    ]x
      8125     4-port, 2-wire FXS - 600 Ohm (1)          [   **    ]x
      8128     8-port, 2-wire FXS - 900 Ohm              [   **    ]x
      8129     8-port, 2-wire FXS - 600 Ohm              [   **    ]x
      8134     4-port, 2-wire FXO - 900 Ohm (1)          [   **    ]x
      8135     4-port, 2-wire FXO - 600 Ohm (1)          [   **    ]x
      8138     8-port, 2-wire FXO - 900 Ohm              [   **    ]x
      8139     8-port, 2-wire FXO - 600 Ohm              [   **    ]x
      8149     6 Port 16 KHz FXS Coin Card - 600 Ohm (2) [   **    ]x
      8159     6 Port 16 KHz FXO Coin Card - 600 Ohm (2) [   **    ]x
      8202     2-port HSU w/ RS-530/V.35 i/f             [   **    ]x
      8212     2-port HSU w/ V.35 i/f                    [   **    ]x
      8213     2-port HSU w/ RS-530/RS-366/V.25bis i/f   [   **    ]x
      8215     4-port HSU w/ RS-530/V.35 i/f             [   **    ]x
    821520     4-port HSU w/ RS-530/V.35 i/f             [   **    ]x
      8220     10-port SRU w/ RS-232C/V.24 i/f           [   **    ]x
      8228     8-port sub-rate B7R IP concentrato
               card (1)                                  [   **    ]x
      8230     8-port subrate FRAD card                  [   **    ]x
      8231     8-port subrate FRAD card (HDLC only)      [   **    ]x
      8247     5-port OCU-DP (expandable) (6)            [   **    ]x
       845     5-port OCU-DP child card (6)              [   **    ]x
      8249     2-port OCU-DP with error correction       [   **    ]x
      8254     4-port DSO-DP/G.703 co/contra directional [   **    ]x
      8260     8-port BRI U i/f card (1)                 [   **    ]x
    826020     8-PORT BRI U I/F CARD (1)                 [   **    ]x
      8261     8-port BRI U i/f card, with sealin
               current (1)                               [   **    ]x
    826120     8-PORT BRI U I/F CARD, WITH SEALING
               CURRENT (1)                               [   **    ]x
      8811     ACS-68 server (3)                         [   **    ]x
    881120     ACS-68 server (3)                         [   **    ]x
      8813     ACS-68 SERVER WITH EXP-64 MODULE (3)      [   **    ]x
    881320     ACS-68 server with Exp-64 module (3)      [   **    ]x
      8871     ADPCM Server                              [   **    ]x
    887120     ADPCM Server                              [   **    ]x
      8880     4 channel inverse mux server with
               BONDING modes 0 and 1 software (1)        [   **    ]x
     8840A     ISDN PRI server card - 1 D

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

               channel                                   [   **    ]x
     8840B     ISDN PRI server card - 2 D channels       [   **    ]x
     8840C     ISDN PRI server card - 8 D channels       [   **    ]x
     62100     Frame relay server software for AC
               card (3)                                  [   **    ]x
      8401     External alarm card                       [   **    ]x
    840120     External alarm card                       [   **    ]x
      8402     External alarm card - 3 ports and powe
               fail alarm                                [   **    ]x
    840220     External alarm card - 3 ports and
               power fail alarm                          [   **    ]x
      1500     External Sync Panel                       [   **    ]x
      2001     Blank Card Filler Panel                   [   **    ]x

    Notes
    -----
      **       Consult factory for delivery lead times
       #       formerly 8801b
      ##       formerly 8805
     ###       formerly 8920b
     (1)       Requires version 3.2 or higher
     (2)       Requires version 4.0 or higher
     (3)       Requires version 4.1 or higher
     (4)       Required for Host 4.0 of higher
     (5)       Requires 8923 or 8922 and 8802
     (6)       Requires Host 3.4.1 or higher
     (7)       8811 or higher ACS
               Front panel types
                   Std = standard molded face plate
                   M/E = metal face plate with ejec


      1106     RJ48 to 2 BNC Adapter (for E1)            [   **    ]x
     1114F     5-ft RJ48M to DB25F Straight-Thru
               Cable (for SRU)                           [   **    ]x
     1114M     5-ft RJ48M to DB25M Straight-Thru
               Cable (for SRU)                           [   **    ]x
     1114X     5-ft RJ48M to DB25M Cross-Over Cable
               (for SRU)                                 [   **    ]x
    1114CX     5-ft RJ48M to DB25M External Clock Cable
               (for SRU)                                 [   **    ]x
      1118     25-ft RJ48M to RJ48M Silver-Satin Cable
               (for OCU-DP)                              [   **    ]x
      1121     50-Pin to 2 RJ48 Adapter with Test Jacks
               (for T1)                                  [   **    ]x
      1181     50-Pin to 8 RJ48 Adapter (for T1)         [   **    ]x
     1201F     15-ft DB9M to DB25F Straight Thru (for
               Interface)                                [   **    ]x
     1201M     15-ft DB9M to DB25M Straight Thru (for
               Interface)                                [   **    ]x
     1202F     15-ft DB9F to DB25F Straight Thru
               (for Interface)                           [   **    ]x
     1202M     15-ft DB9F to DB25M Straight

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

               Thru (for Interface)                      [   **    ]x
     1203F     5-ft DB25M to V.35F Straight-Thru Cable
               (for V.35 HSU)                            [   **    ]x
     1203M     5-ft DB25M to V.35M Straight-Thru Cable
               (for V.35 HSU)                            [   **    ]x
     1203X     5-ft DB25M to V.35M Cross-Over Cable
               (for V.35 HSU)                            [   **    ]x
     1204F     5-ft DB25M to RS530F Straight-Thru Cable
               (for RS530 HSU)                           [   **    ]x
     1204M     5-ft DB25M to RS530M Straight-Thru Cable
               (for RS530 HSU)                           [   **    ]x
     1204X     5-ft DB25M to RS530M Cross-Over Cable
               (for RS530 HSU)                           [   **    ]x
     1206F     5-ft DB15M to DB25F Straight-Thru Cable
               (for RS366 HSU Ports)                     [   **    ]x
      1207     6-ft 3-to-4 50-Pin E&M Cable (All Male
               Connectors)                               [   **    ]x
      1208     6-ft 3-to-1 50-Pin FXS Cable (All Male
               Connectors)                               [   **    ]x
      1209     6-ft 3-to-1 50-Pin TO Cable (All Male
               Connectors)                               [   **    ]x
      1210     5-ft 50-Pin Male to Male Amphenol Cable
               (for Multiple Uses)                       [   **    ]x
     1212F     5-ft DB25M to RS449F Straight-Thru Cable
               (for RS449 HSU)                           [   **    ]x
     1212M     5-ft DB25M to RS449M Straight-Thru Cable
               (for RS449 HSU)                           [   **    ]x
     1212X     5-ft DB25M to RS449M Cross-Over Cable
               (for RS449 HSU)                           [   **    ]x
      1213     5-ft 50-Pin Male Amphenol Cable to 2
               RJ-48F Cable (for 8 T1 Interface Card)    [   **    ]x
     1215M     5-ft RJ48M to DB15M Straight-Thru Cable
               (for CSU)                                 [   **    ]x
     1215X     5-ft RJ48M to DB15F Cross-Over Cable
               (for PBX)                                 [   **    ]x
     1216F     15-ft RJ48M to DB25F Straight-Thru Cable
               (for VT100)                               [   **    ]x
     1216M     15-ft RJ48M to DB25M Straight-Thru
               Cable (for VT100)                         [   **    ]x
      1217     25-ft RJ11M to RJ11M Cable (for Modem)    [   **    ]x
      1220     25-ft 50-Pin Male to Female Amp/Champ
               Extension Cable                           [   **    ]x
      1221     25-ft DB25M to DB25F Extension Cable
               (for RS232 operation)                     [   **    ]x
      1222     25-ft DB25M to DB25F Extension Cable
               (for RS530 operation)                     [   **    ]x
      1224     25-ft DB25M to DB25F Extension Cable
               (for V.35 operation)                      [   **    ]x
      1230     1-ft RJ48M to RJ48M Shielded Cable
               (for T1)                                  [   **    ]x

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

      1231     25-ft RJ48M to RJ48M Shielded
                Cable (for T1)                           [   **    ]x
      1232     50-ft RJ48M to RJ48M Shielded Cable
               (for T1)                                  [   **    ]x
      1233     100-ft RJ48M to RJ48M Shielded Cable
               (for T1)                                  [   **    ]x
      1239     Y Adapter for WAN Card Redundancy (Bus
               Connect Systems)                          [   **    ]x
      1240     5-inch DB26M to DB25F RS530 Adapter Cables[   **    ]x
      1251     RS-530 to V.35 Personality Module         [   **    ]x
      1252     RS-530 to RS-232 Personality Module       [   **    ]x
      1255     RS232/RS530 DB25 Female-to-Female Gender
               Changer                                   [   **    ]x
      1257     V.35 M34 Female-to-Female Gender Changer  [   **    ]x
      1258     RS449 DB37 Female-to-Female Gender
               Changer                                   [   **    ]x
     1263F     5-ft DB26M to V.35F (M34) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1263M     5-ft DB26M to V.35M (M34) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1263X     5-ft DB26M to V.35M (M34) Cross-Over
               Cable (for DB26 HSUs)                     [   **    ]x
     1264F     5-ft DB26M to RS530F (DB25) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]
     1264M     5-ft DB26M to RS530M (DB25) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1264X     5-ft DB26M to RS530M (DB25) Cross-Over
               Cable (for DB26 HSUs)                     [   **    ]x
     1265F     5-ft DB26M to RS449M (DB37) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1265M     5-ft DB26M to RS449M (DB37) Straight-Thru
               Cable (for DB26 HSUs)                     [   **    ]x
     1265X     5-ft DB26M to RS449M (DB37) Cross-Over
               Cable (for DB26 HSUs)                     [   **    ]x
      1268     25-ft DB26M to DB26F Extension Cable
               (for V.35 operation)                      [   **    ]x
      1269     25-ft DB26M to DB26F Extension Cable
               (for RS530/RS449 operation)               [   **    ]x
      1504     M66 Block with 2 Female 50-Pin Amp/Champ
               Connectors                                [   **    ]x

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

      1901     IMACS Reference Guide                     [   **    ]x
      1902     EMS Reference Guide                       [   **    ]x
      1903     Cable and Equipment Guide                 [   **    ]x
      1904     TCP/IP Manual                             [   **    ]x
    3001AR     Model 8800 CPU to Model 8804              [   **    ]x  [**] *Price if old part is not
               CPU                                                            returned to Premisys
    3002AR     Model 8800 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                            returned to Premisys
    3003AR     Model 8804 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                            returned to Premisys
    3100AR     Add TCP/IP/SNMP firmware to any CPU card  [   **    ]x
    3010AR     Firmware enhancement to any card          [   **    ]x
    3020AR     Any other enhancement to any module       [   **    ]x

             Terms and conditions on advance replacements:
             User must order advanced replacement product from Premisys Advanced replacement board will be sent with return label for old board
             Old board must be returned freight pre-paid to Premisys within 21 days of receipt of replacement board
             If old board is not received within 21 days, the user will be billed for the list price of the board
             Replaced board retains the warranty period of the original board

    3001FG     Model 8800 CPU to Model 8804              [   **    ]x  [**] *Price if old part is not
               CPU                                                             returned to Premisys
    3002FG     Model 8800 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                             returned to Premisys
    3003FG     Model 8804 CPU to Model 8801              [   **    ]x  [**] *Price if old part is not
               CPU                                                             returned to Premisys
    3100FG     Add TCP/IP/SNMP firmware to any CPU card  [   **    ]x
    3010FG     Firmware enhancement to any card          [   **    ]x
    3020FG     Any other enhancement to any module       [   **    ]x

             Terms and conditions on return-to-factory enhancements and upgrades:
             User must obtain an RA number from Premisys before returning board for upgrade.
             Board must be sent freight pre-paid to Premisys.
             Premisys will return the upgraded board via 2nd day air freight within 21 days of receipt.
             Upgraded boards retain the warranty period of the original board. Advanced replacement is not included in upgrade price.

    3010EP     Firmware upgrade to any CPU card          [   **    ]x
    3020EP     Firmware upgrade to any other card        [   **    ]x

             Terms and conditions on EPROM upgrades:

** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

             User is responsible for proper handling of EPROM's and circuit boards.
             Improper handling by user may result in voiding of warranty.

      1920     Corporate Brochure                        [   **    ]x
      1921     Corporate Cover Folder                    [   **    ]x
      1922     IMACS Data Sheet                          [   **    ]x
      1923     ATM Data Sheet                            [   **    ]x
      1924     Frame Relay Data Sheet                    [   **    ]x
      1925     ISDN BRX Data Sheet                       [   **    ]x
      1926     Assembly of collateral into folder        [   **    ]x
      1927     Complete set of collateral (1920, 1921,
               1922, 1923, 1924, 1925, 1926)             [   **    ]xx

    PACKAGE PRICING

    The packages listed below are not a sum of the parts and are being included in this agreement.
    All other packages are a sum of the parts and will not be listed individually on this agreement.

 UN  2525-TW1   1   LOW COST TIME WARNER PACKAGE      [  **   ]x
 GA    8916     1   AAC FRONT LOADING ENCLOSURE       [  **   ]
 GA    8800     1   BUS CONNECT CPU-NON REDUNDANT     [  **   ]

 GA    8000     1   SINGLE T1/E1 (WAN)                [  **   ]
 GA     811     1   DSX/CEPT PLUG IN MODULE           [  **   ]
 GA    8925     1   2 T1 Interface Card w/o modem     [  **   ]

 UN  2525-TWA   1   AC POWER PACKAGE FOR TIME WARNER  [  **   ]x
 GA    8901     1   AC POWER SUPPLY (110/220)         [  **   ]
 GA    8903     1   INTERNAL AC-DC CONVERTER          [  **   ]
 GA    8904     1   48V RINGING GENERATOR             [  **   ]

 UN  2525-TWD   1   DC POWER PACKAGE FOR TIME WARNER  [  **   ]x
 GA    8902     1   DC POWER SUPPLY (-48)             [  **   ]
 GA    8904     1   48V RINGING GENERATOR             [  **   ]

 UN  2525-41U   1   RELEASE 4.1 UPGRADE PACKAGE       [  **   ]x
 NR  880220/    1   CPU Xcon 512K RAM w/4.1 FW-Metal  [  **   ]
     60410
 NR  892320     1   128K NV RAM Interface
                    w/Modem-Metal                     [  **   ]
 GA  61000      1   TCP/IP SNMP SW OPTION             [  **   ]

 UN  2525-FRU   1   FRAME RELAY UPGRADE PACKAGE       [  **   ]x

 NR  880220/    1   CPU Xcon 512K RAM w/4.1 FW-Metal  [  **   ]
     60410
 NR  892320     1   128K NV RAM Interface
                    w/Modem-Metal                     [  **   ]
 UN  881120/    1   Frame Relay Server/ACS-68
     62100          Server                            [  **   ]
 UN  60101      1   Frame Relay Software              [  **   ]


** Confidential treatment has been requested with respect to the information contained within the "[ ** ]" markings. Such marked potions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

PARADYNE
                                           AGREEMENT NUMBER GSC103DS
                                           AMENDMENT NUMBER 8
                                           PAGE I OF 1
                                           DATE 12/02/96

PREMISYS COMMUNICATIONS, INC.
48664 MILMONT DRIVE
FREMONT, CALIFORNIA 94538

Agreement number LGSC103DS dated and signed December 4, 1992, by and between Premisys Communications Inc. and Paradyne Corporation will be amended as follows:

     1.0 Notwithstanding the provisions of Paragraph 4.1 of Amendment Number 4 of this Agreement, it is agreed that Premisys will be allowed to accept orders from BCS Division of Lucent Technologies (BCS) for the purpose of repair and upgrade of Field returns alone and for no other purpose(s). Premisys may accept such orders directly from BCS and shall bill BCS directly for services provided pursuant to those orders.

     2.0 It is further agreed that the pricing charged BCS for such repair and upgrades shall be the same as that charged to Paradyne under Amendment Number 5 of this Agreement.

     3.0 All other terms and conditions of the above stated Agreement remain unchanged.


PARADYNE CORPORATION                      PREMISYS COMMUNICATIONS INC.


By:            /S/Andrew Shay             By:          /S/Robert W. Dilfer
   ---------------------------------              -----------------------------

Title:         Pres. & C.O.O.             Title:       V.P. Controller
      ------------------------------              -----------------------------

Date:             1/3/97                  Date:              1/17/97
      ------------------------------              -----------------------------


                       Paradyne Corporation - PROPRIETARY
                      Use Pursuant to Company Instructions
                         Amendment Number 8 - LGSC103DS
                                 I - 12/02/96

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